UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2012 (April 5, 2012)

Penn Virginia Resource Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-16735	23-3087517
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Five Radnor Corporate Center, Suite 500

100 Matsonford Road, Radnor, Pennsylvania 19087

(Address of principal executive office) (Zip Code)

(610) 975-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.06	Material Impairment.

On April 5, 2012, management of Penn Virginia Resource GP, LLC (the “General Partner”), the general partner of Penn Virginia Resource Partners, L.P. (the “Partnership”) concluded that the Partnership will recognize an impairment of its natural gas gathering assets, which are located in the southern portion of the Fort Worth Basin of North Texas. The impairment was triggered by continuing market declines of natural gas prices and lack of drilling in the area. As a result of this determination, management of the Partnership expects to recognize an impairment charge of approximately $115.0 - $130.0 million for the three months ended March 31, 2012. Currently, the North Texas gathering system represents less than 1% of the Partnership’s consolidated net revenues and gross margin. The Partnership does not expect to incur any significant cash expenditures in the next several years with respect to the foregoing natural gas gathering assets as a result of the impairment.

ITEM 7.01	Regulation FD Disclosure.

On April 10, 2012 the Partnership issued a press release announcing the acquisition of natural gas gathering pipelines and compression and dehydration facilities in the Marcellus Shale from Chief E&D Holdings LP (the “Chief Acquisition”). A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

On Tuesday, April 10, 2012, the Partnership is hosting a telephone conference and webcast during which William H. Shea, Jr., Chief Executive Officer of the General Partner, and other members of the General Partner’s management will discuss the Chief Acquisition. A copy of the presentation materials to be used in connection with the telephone conference and webcast is furnished and attached as Exhibit 99.2 hereto and is incorporated by reference herein. The presentation materials will be posted on the “For Investors” page of the Partnership’s website, at www.pvrpartners.com prior to the telephone conference and webcast.

The information furnished pursuant to this Item 7.01 and the accompanying Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of the Partnership under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, April 10, 2012

99.2	Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PENN VIRGINIA RESOURCE PARTNERS, L.P.

	By:	Penn Virginia Resource GP, LLC Its General Partner

Dated: April 10, 2012

	By:	/s/ BRUCE D. DAVIS, JR.
	Name:	Bruce D. Davis, Jr.
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1	Press Release, April 10, 2012

99.2	Presentation Materials